Deloitte &
Touche LLP
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                                         Suite 900    Telephone (313) 396-3000
                                         600 Renaissance Center
                                         Detroit, Michigan    48243-1704




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this post-effective amendment No. 1 Registration Statement (333-26515) of Republic Bancorp, Inc. on Form S-8 of our report dated January 16, 1997, appearing in the Annual Report on Form 10-K of Republic Bancorp, Inc. for the year ended December 31, 1996.



/s/ Deloitte & Touche LLP
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Detroit, Michigan
July 28, 1997